UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant [  ]

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[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[X]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to §240.14a-12

U.S. GOLD CORP.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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U.S. GOLD CORP.

1910 East Idaho Street, Suite 102-Box 604,

Elko, Nevada 89801

(800) 557-4550

NOTICE OF POSTPONEMENT OF

2020 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of U.S. Gold Corp.:

NOTICE IS HEREBY GIVEN that the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of U.S. Gold Corp., a Nevada corporation (the “Company”), previously scheduled to be held on Tuesday, October 27, 2020, has been postponed and will now be held at 8:00 a.m. Pacific Time on Monday, November 9, 2020, in a virtual format only via live website at www.usgold.vote.

As a result of the postponement, our Board of Directors has set September 18, 2020, as the new record date for the Annual Meeting. Only stockholders of record as of the close of business on September 18, 2020, are entitled to notice of, and to vote at, the Annual Meeting. On September 17, 2020, Douglas Newby informed the Board of Directors of the Company that he was withdrawing as a nominee for re-election at the Annual Meeting. In connection with the change to the slate of director candidates for election at the Annual Meeting, the Company decided to postpone the Annual Meeting.

In connection with this notice, the Company is distributing supplemental proxy materials. For information regarding how stockholders of record as of the new record date for the Annual Meeting may access, vote and participate in the virtual Annual Meeting, please refer to the supplemental proxy materials and to the Company’s proxy statement filed with the Securities and Exchange Commission on September 14, 2020.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Eric Alexander
Eric Alexander
Secretary
September 23, 2020

U.S. GOLD CORP.

SUPPLEMENT DATED SEPTEMBER 23, 2020

TO THE PROXY STATEMENT

FOR THE

ANNUAL MEETING OF STOCKHOLDERS

This proxy statement supplement (the “Proxy Supplement”) to the definitive proxy statement (the “Definitive Proxy Statement”) of U.S. Gold Corp. (the “Company”) filed with the Securities and Exchange Commission on September 14, 2020 is being furnished by the Company in connection with solicitation of proxies for use at the Company’s 2020 Annual Meeting of Stockholders (the “Annual Meeting”). This Proxy Supplement should be read in conjunction with the Definitive Proxy Statement. All defined terms used but not defined below have the meanings ascribed to them in the Definitive Proxy Statement. Except as amended or supplemented by this Proxy Supplement, all information set forth in the Definitive Proxy Statement remains materially unchanged and should be considered in casting your vote by proxy or in person at the Annual Meeting. To the extent that information in this Proxy Supplement differs from, supplements or amends information contained in the Definitive Proxy Statement, the information in this Proxy Supplement shall supersede or supplement the information in the Definitive Proxy Statement.

Change in Date of Annual Meeting and Record Date; Withdrawal of Nominee for Election as Director

The Annual Meeting originally scheduled to be held on October 27, 2020 at 8:00 a.m. Pacific Time has been postponed to November 9, 2020 at 8:00 a.m. Pacific Time. In connection with the postponement of the Annual Meeting, our Board has set September 18, 2020, as the new record date (the “New Record Date”) for the Annual Meeting.

On September 17, 2020, Douglas Newby, informed the Board he was withdrawing as a nominee for re-election at the Annual Meeting. Mr. Newby’s decision not to stand for re-election to the Board was not due to any disagreements with the Company on any matter relating to the Company’s operations, policies or practices. Therefore, the nomination of Mr. Newby is withdrawn, and no other nominee for election at the Annual Meeting will be named in place of Mr. Newby. The Board has determined that the size of the Board will be reduced from six (6) to five (5) members immediately following the Annual Meeting. The Company’s slate of nominees for director otherwise remains unchanged.

The Board recommends that you vote “FOR” the election of the nominees for director listed in the Definitive Proxy Statement, as amended by this Proxy Supplement: Edward M. Karr, George Bee, Ryan K. Zinke, Robert W. Schafer and Tara Gilfillan.

The other agenda items presented in the Definitive Proxy Statement are not affected by this Proxy Supplement.

Amendments to Definitive Proxy Statement

All references to the date of the Annual Meeting set forth in the Definitive Proxy Statement and the proxy card, notice of internet availability of proxy materials or voting instructions are hereby changed to the new Annual Meeting date, which is November 9, 2020 at 8:00 a.m. Pacific Time.

All references to the record date of the Annual Meeting set forth in the Definitive Proxy Statement and the proxy card, notice of internet availability of proxy materials or voting instructions are hereby changed to the New Record Date. As of the New Record Date, there were 3,586,052 shares of our common stock issued and outstanding, 106,894 shares of Series H Preferred Stock issued and outstanding and 921,666 Series I Preferred Stock issued and outstanding. The presence of holders of 1,195,231 (33 1/3%) votes will represent a quorum at the Annual Meeting.

All references to the deadline to vote online or register to attend the virtual meeting are hereby changed to the new deadline of 5:00 p.m. Eastern Time on November 8, 2020.

Stockholders wishing to submit proposals to be presented directly at our next annual meeting of stockholders instead of by inclusion in next year’s proxy statement must follow the submission criteria set forth in our bylaws, and applicable law concerning stockholder proposals. To be timely in connection with our next annual meeting, a stockholder proposal concerning director nominations or other business must be received by the Company at its principal executive offices between July 12, 2021 and August 11, 2021; provided, however, if and only if the 2021 annual meeting is not scheduled to be held between October 10, 2021 and January 18, 2022, such stockholder’s notice must be received by the Company at its principal executive offices not earlier than 120 days prior to the date of the 2021 annual meeting and not later than the later of (A) the tenth day following the date of the public announcement of the date of the 2021 annual meeting or (B) the date which is 90 days prior to the date of the 2021 annual meeting.

Voting of Proxies

We expect to mail a Notice of Internet Availability of Proxy Materials to stockholders of record as of the New Record Date on or about September 23, 2020, which will contain instructions on how to access the proxy materials, including this Proxy Supplement, and how to vote their shares. Such notice provides instructions on how to request a paper copy of these materials by mail, by telephone or by email.

The proposals are fully described in the Definitive Proxy Statement, which is also available at www.usgold.vote.

We urge you to fill out and submit a NEW proxy card today. Any proxy card received by the Company prior to the date of this Proxy Supplement will be disregarded for purposes of determining the number of votes cast with respect to each proposal described in the Definitive Proxy Statement. In order for your vote to be counted, you must submit a new proxy to vote again using the voting instructions or proxy card enclosed with this Proxy Supplement.

If you have any questions or require any assistance with voting your NEW proxy card, please feel free to contact Eric Alexander at 800-557-4550.

This proxy is solicited on behalf of the Board of Directors

U. S. GOLD CORP.

1910 East Idaho St, Suite 102-Box 604, Elko, Nevada 89801

TEST ISSUE REF 1999 5.4375% 12/31/5

*** SPECIMEN ***
1 MAIN STREET
ANYWHERE PA 99999-9999

VOTE BY INTERNET - www.usgold.vote

Use the Internet to vote by proxy up until 5:00 P.M. Eastern Time on November 8, 2020. Have your proxy card in hand when you access the website and then follow the instructions. Enter the 12 digit Control Number below and follow the instructions to vote your proxy.

VOTE BY MAIL

Mark, sign, and date this proxy card and promptly return it in the enclosed envelope to EQUITY STOCK TRANSFER, 237 W 37TH ST, Suite 602, New York, NY 10018, ATTN: Shareholder Services.

VOTE BY FAX or BY EMAIL

Mark, sign, and date this proxy card and promptly return it by fax: (646) 201-9006 ATTN: Shareholder Services or by email: proxy@equitystock.com ATTN: Shareholder Services.

CONTROL#

90.00 SHARES

The undersigned hereby appoints Edward M. Karr, the true and lawful proxy of the undersigned, with full power of substitution, to vote all shares of the Common Stock, $0.001 par value per share, of U.S. Gold Corp. (the "Company"), which the undersigned is entitled to vote at the annual meeting of stockholders of the Company to be held at 8:00 a.m. (PT) on November 9, 2020, to be held virtually by visiting www.usgold.vote and following the online directions or by calling 877-407-3088 (Toll Free), and any adjournment or postponement thereof. There will not be a physical meeting location. Please see attached Notice of Internet Availability of Proxy Materials from the Company for more details. The undersigned hereby revokes any proxy or proxies previously given to represent or vote such Common Stock and hereby ratifies and confirms all actions that said proxy, his substitutes, or any of them, may lawfully take in accordance with the terms hereof.

CONTROL#

The Board of Directors recommends a vote "FOR" Proposals 1, 2, 3, 4 and 5.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

Proposal	For	Against	Abstain
1. To approve, pursuant to Nasdaq listing rule 5635(a), of the issuance of shares of the Company's Common Stock upon conversion of Series H Convertible Preferred Stock in excess of 20% of the Company's Common Stock outstanding.	☐	☐	☐
2. To approve, pursuant to Nasdaq listing rules 5635(a) and 5635(d), of the potential issuance of shares of the Company's Common Stock upon (i) the conversion of Series I Convertible Preferred Stock in excess of 20% of the Company's Common Stock outstanding and (ii) the exercise of certain warrants in excess of 20% of the Company's Common Stock outstanding, in each case, issued in a private placement.	☐	☐	☐

3. Election of Directors Nominees:

Nominee	For	Withhold
3a. Edward M. Karr	☐	☐
3b. George Bee	☐	☐
3c. Ryan K. Zinke	☐	☐
3d. Robert W. Schafer	☐	☐
3e. Tara Gilfillan	☐	☐

Proposal	For	Against	Abstain
4. To approve the amendment to the U.S. Gold Corp. 2020 Stock Incentive Plan to increase the total number of shares of Common Stock authorized for issuance under such plan by 823,385, to a total of 1,167,095 shares.	☐	☐	☐
5. Ratify the appointment of Marcum LLP to serve as the Company's independent registered public accounting firm for fiscal year April 30, 2021.	☐	☐	☐

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate full title as such. Joint owners should each sign personally. All holders must sign. If a corporation, please sign the full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

*** SPECIMEN ***
1 MAIN STREET
ANYWHERE PA 99999-9999

90.00 SHARES